MAFS ACQUISITION CORP.

CERTIFICATE OF STOCK

MAFS ACQUISITION CORP.
CORPORATE
SEAL
2007
DELAWARE

BY

AUTHORIZED SIGNATURE

c

MAFS ACQUISITION CORP.

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

COMMON STOCK

CUSIP TO COME

This Certifies that

is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF $0.0001 EACH OF THE COMMON STOCK OF

transferable on the books of the Corporation in person or by authorized attorney upon surrender of this Certificate properly endorsed.

     The Corporation will be forced to liquidate if it is unable to complete a business combination by _________________________, 2010 or obtain an extension of its corporate existence prior to such date, all as more fully described in the Corporation’s final prospectus dated _______________________, 2008.

     This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar of the Corporation.

     Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

SIGNATURE TO COME

TREASURER

PRESIDENT

SIGNATURE TO COME

COUNTERSIGNED AND REGISTERED:
AMERICAN STOCK TRANSFER & TRUST COMPANY (New York, NY)
TRANSFER AGENT AND REGISTRAR
BY
AUTHORIZED SIGNATURE

MAFS Acquisition Corp.

The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof of the Corporation and the qualifications, limitations, or restrictions of such preferences and/or rights. This certificate and the shares represented thereby are issued and shall be held subject to all the provisions for the issue of shares of Preferred Stock (copies of which may be obtained from the secretary of the Corporation), to all of which the holder of this certificate by acceptance hereof assents.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	–	as tenants in common	UNIF GIFT MIN ACT–		Custodian
TEN ENT	–	as tenants by the entireties		(Cust)		(Minor)
JTTEN	–	as joint tenants with right of survivorship		under Uniform Gifts to Minors
		and not as tenants in common		Act
(State)

Additional Abbreviations may also be used though not in the above list.

For value received, ___________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

_______________________________________________________________________________________________________________________

_______________________________________________________________________________________________________________________

______________________________________________________________________________________ shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_____________________________________________________________________________________ Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ________________

Notice:	The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatever.

Signature(s) Guaranteed:

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNION WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15).

The holder of this certificate shall be entitled to receive funds from the trust fund only in the event of the Corporation’s liquidation upon failure to consummate a business combination or if the holder seeks to convert his respective shares into cash upon a business combination which he voted against and which is actually completed by the Corporation. In no other circumstances shall the holder have any right or interest of any kind in or to the trust fund.